SECURITY AGREEMENT

         THIS SECURITY AGREEMENT, dated as of August 25, 2000, is made and given by OMNETRIX INTERNATIONAL, INC.., a Colorado corporation (the "Grantor"), to VDC TELECOMMUNICATIONS, INC, a Delaware corporation (the "Secured Party").

                                    RECITALS
                                    --------

         A. The Grantor and the Secured Party have entered into a Purchase and Sale Agreement dated as of August 25, 2000 (the "Purchase and Sale Agreement") pursuant to which the Secured Party has agreed to extend to the Grantor certain credit accommodations consisting of a loan evidenced by a Promissory Note (the "Note") for Grantor's purchase of the Secured Party's Purchased Assets, as described in Exhibit "C" of the Purchase and Sale Agreement (the "Assets").

         B. It is a condition precedent to the obligation of the Secured Party to extend credit accommodations pursuant to the terms of the Purchase and Sale Agreement that this Agreement be executed and delivered by the Grantor.

         C. The Grantor finds it advantageous, desirable and in its best interests to comply with the requirement that it execute and deliver this Agreement to the Secured Party.

         NOW, THEREFORE, in consideration of the promises and commitments herein and in order to induce the Secured Party to enter into the Purchase and Sale Agreement and to extend credit accommodations to the Grantor thereunder, the Grantor hereby agrees with the Secured Party for its benefit as follows:

         Section 1.  Defined Terms.
                     -------------

                  1(a) The following terms which are defined in the Uniform Commercial Code in effect in the State of Colorado ("Uniform Commercial Code" or "UCC") on the date hereof are used herein as so defined:
         Account, Account Debtor, Chattel Paper, Document, Equipment, General Intangibles, Instrument, Inventory and Proceeds.

                  1(b) As used in this Agreement, the following terms shall have the meanings indicated:

                  "Collateral"  shall mean all  property  and rights in property
                  -----------
         now owned or hereafter at any time acquired by the Grantor, including rights in the Assets, in or upon which a Security Interest is hereby granted to the Secured Party by the Grantor under this Agreement. To the extent not otherwise included, the Collateral shall include (i) all substitutions and replacements for and proceeds and products of any and all of the foregoing property, and, in the case of all goods, all accessions, accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods, (iii) all insurance policies covering any Collateral and all claims to payment under, and proceeds of any insurance policies, and (iv) all books, records, manuals, programs, software, systems and storage media relating to any of the foregoing property.

                  "Event of Default"  shall have the meaning  given to such term
                  -----------------
         in Section 16 hereof.

                  "Financing  Statement"  shall have the  meaning  given to such
                  ---------------------
         term in Section 4 hereof.

                  "Lien" shall mean any  security  interest,  mortgage,  pledge,
                  -----
         lien, charge, encumbrance, title retention agreement or analogous instrument or device in, of or on any assets or properties of the Person referred to.

                  "Obligations"  shall mean all  indebtedness,  liabilities  and
                  ------------
         obligations of the Grantor under the Purchase and Sale Agreement and the Note to the Secured Party, whether for performance, principal, interest, fees, out-of-pocket costs and expenses of the Secured Party including the reasonable fees and expenses of counsel to the Secured Party, costs and expenses of perfecting and maintaining security interests, costs of collection, reimbursement of funds advanced to protect Collateral, or otherwise, including the Grantor's obligations on the Note, the Purchase and Sale Agreement, all liabilities of the Grantor under this Agreement, and in all cases whether due or to become due, and whether now existing or hereafter arising or incurred.

                  "Person" shall mean any individual, corporation,  partnership,
                  -------
         joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

                  "Security  Interest" shall have the meaning given such term in
                  -------------------
         Section 2 hereof.

         Section 2. Grant of Security Interest.  As security for the payment and
                    --------------------------
performance of all of the Obligations, the Grantor hereby grants to the Secured Party a security interest (the "Security Interest") in all of the Grantor's rights, title, and interests in and to the Collateral, including all personal property and fixtures of the Grantor, whether now or hereafter owned, existing, arising or acquired and wherever located, including, without limitation, all Accounts, all Chattel Paper, all Contracts, all documents, all Equipment, all General Intangibles, all Instruments, all Inventory; and, to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

         Section 3. Title to  Collateral.  The  Grantor has (or will have at the
                    --------------------
time it acquires rights in Collateral hereafter acquired or arising) and will maintain so long as the Security Interest may remain outstanding, title to each item of Collateral (including the Proceeds and products thereof), free and clear of all Liens except the Security Interest and except Liens permitted by the Purchase and Sale Agreement. The Grantor will defend the Collateral against all claims or demands of all Persons (other than the Secured Party) claiming the Collateral or any interest therein. To the best of the Secured Party's knowledge, as of the date of execution of this Security Agreement, no effective

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

financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction (a "Financing Statement") covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Party relating to this Agreement or to perfect Liens permitted by the Purchase and Sale Agreement.

         Section 4. Disposition of Collateral.  The Grantor will not sell, lease
                    -------------------------
or otherwise dispose of, or discount or factor with or without recourse, any Collateral, except, as may be conducted in the ordinary course of business, sale of items of Inventory, or the replacement of furniture, fixtures and equipment, with furniture, fixtures, and equipment of like kind and equal value. Notwithstanding this Section, Grantor will not sell, lease, pledge or otherwise dispose of the Assets.

         Section 5. Name, Offices, Location of Collateral.  The Grantor will not
                    -------------------------------------
permit the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Grantor will not change the name of its business or corporation or the location of its place of business or the Collateral. The chief place of business and chief executive office and the office where it keeps its books and records concerning the Accounts and General Intangibles and the originals of all Chattel Paper, Documents and Instruments are located at its address set forth on the signature page hereof. All of the Assets, Equipment and Inventory is and shall be located within the state of Colorado. The Grantor will immediately notify the Secured Party of any additional state in which any item of Inventory or Equipment is hereafter located. The Grantor will from time to time at the request of the Secured Party provide the Secured Party with current lists as to the locations of the Equipment and Inventory. The Grantor will not change its name or the location of it chief place of business and chief executive office, or use any trade name or style in any state other than the state of Colorado, unless the Secured Party has been given at least 30 days prior written notice thereof and the Grantor has executed and delivered to the Bank such Financing Statements and other instruments required or appropriate to continue the perfection of the Security Interest.

         Section 6.  Rights to  Payment.  Except as the  Grantor  may  otherwise
                     ------------------
advise the Secured Party in writing, each Account, Chattel Paper, Document, General Intangible, and Instrument constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation of the Account Debtor or other obligor named therein or in the Grantor's records pertaining thereto as being obligated to pay or perform such obligation. Without the Secured Party's prior written consent, the Grantor will not agree to any modifications, amendments, subordinations, cancellations or terminations of the obligations of any such Account Debtors or other obligors except in the ordinary course of business. The Grantor will perform and comply in all material respects with all its obligations under its Contracts and exercise promptly and diligently its rights thereunder.


         Section 7.  Further Assurances.
                     ------------------

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

                  7(a) The Grantor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Grantor execute and deliver such instrument or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion). Without limiting the generality of the foregoing, the Grantor will: (i) deliver and pledge to the Secured Party, all Instruments and Documents, duly indorsed or accompanied by duly executed instruments of transfer or assignment, with full recourse to the Grantor, all in form and substance satisfactory to the Secured Party; (ii) execute and file such Financing Statements or continuation statements in respect thereof, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may request, in order to perfect, preserve, and enhance the Security Interest granted or purported to be granted hereby; and
         (iii) obtain waivers, in form satisfactory to the Secured Party, of any claim to any Collateral from any landlords or mortgagees of any property where any Inventory or Equipment is located.

                  7(b) The Grantor hereby authorizes the Secured Party to file one or more Financing Statements or continuation statements in respect thereof, and amendments thereto, relating to all or any part of the Collateral without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any Financing Statement covering the Collateral or any part thereof shall be sufficient as a Financing Statement where permitted by law.

                  7(c) The Grantor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Secured Party.

         Section 8. Taxes and Claims.  The Grantor  will  promptly pay all taxes
                    ----------------
and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest, as well as all other claims of any kind (including claims for labor, material and supplies) against or with respect to the Collateral, except to the extent (a) such taxes, charges or claims are being contested in good faith by appropriate proceedings, (b) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (c) such taxes, charges or claims are adequately reserved against on the Grantor's books in accordance with generally accepted accounting principles.

         Section 9. Books and Records. The Grantor will keep and maintain at its
                    -----------------
own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and credits granted with respect to the Collateral.

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

         Section 10. Inspection, Reports,  Verifications.  The Grantor will upon
                     -----------------------------------
notice and at all reasonable times permit the Secured Party or her representatives to examine or inspect any Collateral, any evidence of Collateral and the Grantor' books and records concerning the Collateral, wherever located. The Secured Party or her designee is authorized to contact Account Debtors and other Persons obligated on any such Collateral from time to time to verify the existence, amount and/or terms of such Collateral.

         Section  11.  Notice of Loss.  The  Grantor  will  promptly  notify the
                       --------------
Secured Party of any loss of or material damage to any material item of Collateral or of any substantial adverse change, known to Grantor, in any material item of Collateral or the prospect of payment or performance thereof.

         Section  12.  Insurance.  The  Grantor  will  keep  the  Equipment  and
                       ---------
Inventory insured against "all risks" for the full replacement cost or $370,000, whichever is greater, with no deductible and with an insurance company or companies satisfactory to the Secured Party, the policies to protect the Secured Party as her interests may appear and name the Secured Party as loss payee and additional insured, with such policies or certificates with respect thereto to be delivered to the Secured Party. Each such policy or the certificate with respect thereto shall provide that such policy shall not be cancelled or allowed to lapse unless at least 30 days prior written notice is given to the Secured Party.

         Section  13.  Action by the Secured  Party.  If the Grantor at any time
                       ----------------------------
fails to perform or observe any of the foregoing agreements, the Secured Party shall have (and the Grantor hereby grants to the Secured Party) the right, power and authority (but not the duty) upon ten (10) days written notice to Grantor to perform or observe such agreement on behalf and in the name, place and stead of the Grantor (or, at the Secured Party's option, in the Secured Party's name) and to take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of Liens, the procurement and maintenance of insurance, the execution of assignments, security agreements and Financing Statements, and the indorsement of instruments); and the Grantor shall thereupon pay to the Secured Party on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Secured Party in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Secured Party, together with interest thereon from the date expended or incurred at the highest lawful rate then applicable to any of the Obligations, and all such monies expended, costs and expenses and interest thereon shall be part of the Obligations secured by the Security Interest.

         Section 14. Insurance  Claims.  As additional  security for the payment
                     -----------------
and performance of the Obligations, the Grantor hereby assigns to the Secured Party any and all monies (including proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Grantor with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto. At any time, whether before or after the occurrence of any Event of Default, the Secured Party may (but need not), in the Secured Party's name or in Grantor's name, execute and deliver

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

proofs of claim, receive all such monies, indorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy. Notwithstanding any of the foregoing, so long as no Event of Default exists the Grantor shall be entitled to all insurance proceeds with respect to Equipment or Inventory provided that such proceeds are applied to the cost of replacement Equipment or Inventory.

         Section 15. The Secured  Party's  Duties.  The powers  conferred on the
                     ----------------------------
Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in her possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Secured Party accords her own property of like kind. Except for the safekeeping of any Collateral in her possession and the accounting for monies and for other properties actually received by her hereunder, the Secured Party shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The
Secured Party will take action in the nature of exchanges, conversions, redemption, tenders and the like requested in writing by the Grantor with respect to the Collateral in the Secured Party's possession if the Secured Party in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

         Section 16. Default. Each of the following occurrences shall constitute
                     -------
an Event of Default under this Agreement: (a) the Grantor shall fail to observe or perform and failure to cure any covenant or agreement applicable to the Grantor under this Agreement; or (b) any representation or warranty made by the Grantor in this Agreement or in any financial statements, or reports or certificates heretofore or at any time hereafter submitted by or on behalf of the Grantor to the Secured Party shall prove to have been false or materially misleading when made; or (c) the Grantor shall fail to observe or perform and failure to cure any covenant or agreement applicable to the Grantor under the Purchase and Sale Agreement; or (d) any failure by the Grantor to perform and failure to cure under the Promissory Note identified in the Purchase and Sale Agreement.

         Section  17.  Remedies  on  Default.  Upon  the  occurrence of an Event
                       ---------------------
of  Default  and  at  any  time thereafter:

                  17(a) The Secured Party may exercise and enforce any and all rights and remedies available upon default under the Uniform Commercial Code.

                  17(b) The Secured Party shall have the right to enter upon and into and take possession of all or such part or parts of the properties of the Grantor, as may be necessary or appropriate in the judgment of the Secured Party to permit or enable the Secured Party to store or sell all or any part of the Collateral, as the Secured Party may elect, and to use and operate said properties for said purposes and for such length of time as the Secured Party may deem necessary or appropriate


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

         for said purposes without the payment of any compensation to Grantor therefor. The Secured Party may require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place or places to be designated by the Secured Party.

                  17(c) If notice to the Grantor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given in the manner specified for the giving of notice in
         Section 22 hereof at least ten calendar days prior to the date of intended disposition or other action, and the Secured Party may exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against the Grantor, or against any other Person or property.

         Section  18.  Remedies  as to  Certain  Rights  to  Payment.  Upon  the
                       ---------------------------------------------
occurrence of an Event of Default and failure to cure and at any time thereafter the Secured Party may notify any Account Debtor or other Person obligated on any Accounts or other Collateral that the same have been assigned or transferred to the Secured Party and that the same should be performed as requested by, or paid directly to, the Secured Party, as the case may be. The Grantor shall join in giving such notice, if the Secured Party so requests. The Secured Party may, in the Secured Party's name or in the Grantor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Account Debtor or other Person. If any payments on any such Collateral are received by the Grantor after an Event of Default has occurred, such payments shall be held in trust by the Grantor as the property of the Secured Party and shall not be commingled with any funds or property of the Grantor and shall be forthwith remitted to the Secured Party for application on the Obligations.

         Section 19. Application of Proceeds.  All cash proceeds received by the
                     -----------------------
Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations (including, without limitation, any expenses of the Secured Party payable pursuant to Section 20 hereof).

         Section 20.  Costs and  Expenses;  Indemnity.  The Grantor  will pay or
                      -------------------------------
reimburse the Secured Party on demand for all out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Secured Party in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest. The Grantor shall indemnify and hold the Secured Party harmless from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or the Secured Party's

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

actions pursuant hereto. Any liability of the Grantor to indemnify and hold the Secured Party harmless pursuant to the preceding sentence shall be part of the Obligations secured by the Security Interest. The obligations of the Grantor under this Section 20 shall survive any termination of this Agreement.

         Section 21. Waivers;  Remedies. This Agreement can be waived, modified,
                     ------------------
amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Secured Party. All rights and remedies of the Secured Party shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Secured Party's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

         Section 22. Notices.  Any notice or other communication to any party in
                     -------
connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

         Section 23. Grantor  Acknowledgments.  The Grantor hereby  acknowledges
                     ------------------------
that (a) it has been advised by its counsel in the negotiation, execution and delivery of this Agreement, (b) the Secured Party has no fiduciary relationship to the Grantor, the relationship being solely that of debtor and creditor, and
(c) no joint venture exists between the Grantor and the Secured Party.

         Section 24. Continuing  Security  Interest;  Assignments under Purchase
                     -----------------------------------------------------------
and Sale  Agreement.  This  Agreement  shall (a)  create a  continuing  security
-------------------
interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations and the expiration of the obligations, if any, of the Secured Party to extend credit accommodations to the Grantor, (b) be binding upon the Grantor, their successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Secured Party and her successors, transferees, and assigns. Upon payment in full of the Obligations and the expiration of any obligation of the Secured Party to extend credit accommodations to the Grantor, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor, its successors and assigns. Upon any such termination, the Secured Party will return to the Grantor, its successors or assigns, such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Grantor, its successors or assigns, such documents as the Grantor, its successors or assigns shall reasonably request to evidence such termination. Any reversion or return of Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Grantor, its successors and assigns and shall be without warranty by, or recourse on, the Secured Party.

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

         Section 25. Governing Law and Construction. THE VALIDITY,  CONSTRUCTION
                     ------------------------------
AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF COLORADO, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF COLORADO. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

         Section 26.  Consent to  Jurisdiction  and Venue.  AT THE OPTION OF THE
                      -----------------------------------
SECURED PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR COLORADO STATE COURT SITTING IN THE CITY AND COUNTY OF DENVER, COLORADO; AND THE GRANTOR CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVE ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT OR PROPER.

         Section 27. Counterparts.  This Agreement may be executed in any number
                     ------------
of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         Section 28. General.  All representations  and warranties  contained in
                     -------
this Agreement or in any other agreement between the Grantor and the Secured Party shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The Grantor waive notice of the acceptance of this Agreement by the Secured Party. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

         Section 29. Guaranty by Shareholders.  All of the Grantor's commitments
                     ------------------------
and obligations hereunder have been unconditionally guaranteed pursuant to the terms of a written guaranty made and executed by William Van Vliet.

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

         IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                    GRANTOR:

                                    OMNETRIX INTERNATIONAL, INC., a Colorado corporation

                                    By: /s/ William Van Vliet
                                       -----------------------------------------
                                            William Van Vliet
                                            President

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